One of the Lowest Priced Oil & Gas Producers with Multiple Alberta Oil Sands Leases:

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One of the smallest market capitalized companies with multiple (4) interests in the World-Class Athabasca Oil Sands in Alberta, Canada

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Just announced three new Athabasca Oil Sands leases near Royal Dutch Shells’ $465 million purchase and near leases held by Connacher, Devon, Encana and Petrobank

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Production from conventional oil and gas wells

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Recently listed on the Frankfurt Stock Exchange

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Looking for additional Alberta Oil Sands projects